Exhibit 99.2

Financial Supplement
Third Quarter 2016
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Sr. Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Limited	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Financial Supplement
3rd Quarter 2016

Reinsurance Group of America, Incorporated
Financial Supplement
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated ("RGA") with the SEC.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the Company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to operating income before income tax is presented in the appendix.
RGA evaluates its stockholders' equity position excluding the impact of accumulated other comprehensive income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholders’ equity excluding AOCI.

Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation.

Reinsurance Group of America, Incorporated
Financial Supplement
2016 Notes

PRIOR PERIOD RECLASSIFICATIONS

Effective December 31, 2015, prior period balances were updated to reflect the adoption of the accounting standard update "Simplifying the Presentation of Debt Issuance Costs".

Reinsurance Group of America, Incorporated Financial Highlights

	Three Months Ended						Current Qtr vs. PY Quarter	Year-to Date
(USD thousands, except in force & per share data)	Sept. 30,	June 30,	March 31,	Dec. 31,		Sept. 30,		Sept. 30,	Sept. 30,
	2016	2016	2016	2015		2015		2016	2015	Change
Net premiums	$2,251,758	$2,346,945	$2,157,005	$2,328,501		$2,089,345	$162,413	$6,755,708	$6,242,240	$513,468
Net income	198,719	236,103	76,472	163,127		83,534	115,185	511,294	339,039	172,255
Operating income	159,361	181,228	120,750	187,950		127,086	32,275	461,339	379,134	82,205
Return on equity - annualized	10.2%	13.2%	4.8%	10.5%		5.3%	4.9%
Return on equity - trailing 12 months	9.7%	8.4%	6.9%	7.6%		7.8%	1.9%
Operating return on equity (ex AOCI):
Annualized	11.2%	13.2%	8.9%	14.0%		9.5%	1.7%
Trailing 12 months	11.8%	11.4%	10.6%	10.6%		11.1%	0.7%
Total assets (1)	$54,832,498	$53,876,703	$52,186,624	$50,383,152		$47,581,959	$7,250,539
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,603.8	$1,612.9	$1,609.3	$1,594.3		$1,476.1	$127.7
U.S. and Latin America Non-Traditional	2.1	2.1	2.1	2.1		2.2	(0.1)
Canada Traditional	358.7	361.8	349.0	333.0		343.0	15.7
Europe, Middle East and Africa Traditional	612.8	608.3	624.2	602.7		566.0	46.8
Asia Pacific Traditional	505.1	504.8	483.5	462.7		461.8	43.3
Asia Pacific Non-Traditional	0.3	0.4	0.3	0.3		0.3	—
Total Assumed Life Reinsurance In Force	$3,082.8	$3,090.3	$3,068.4	$2,995.1		$2,849.4	$233.4
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$19.7	$32.0	$41.3	$142.1	(2)	$26.4	$(6.7)	$93.0	$61.8	$31.2
Canada Traditional	9.4	8.2	8.2	8.7		9.1	0.3	25.8	29.9	(4.1)
Europe, Middle East and Africa Traditional	31.7	49.1	44.7	66.0	(2)	24.7	7.0	125.5	105.6	19.9
Asia Pacific Traditional	20.5	18.0	13.6	12.1		24.4	(3.9)	52.1	64.8	(12.7)
Total Assumed New Business Production	$81.3	$107.3	$107.8	$228.9		$84.6	$(3.3)	$296.4	$262.1	$34.3
Per Share and Shares Data
Basic earnings per share
Net income	$3.10	$3.68	$1.18	$2.49		$1.26	$1.84	$7.95	$5.07	$2.88
Operating income	$2.48	$2.83	$1.87	$2.87		$1.92	$0.56	$7.18	$5.67	$1.51
Diluted earnings per share
Net income	$3.07	$3.64	$1.17	$2.46		$1.25	$1.82	$7.87	$5.01	$2.86
Operating income	$2.46	$2.80	$1.85	$2.84		$1.90	$0.56	$7.10	$5.60	$1.50

Wgt. average common shares outstanding
Basic	64,146	64,126	64,568	65,535		66,205	(2,059)	64,281	66,895	(2,614)
Diluted	64,815	64,796	65,217	66,247		66,882	(2,067)	64,944	67,644	(2,700)

Common shares issued	79,138	79,138	79,138	79,138		79,138	—	79,138	79,138	—
Treasury shares	14,932	15,068	15,073	13,933		13,389	1,543	14,932	13,389	1,543
Common shares outstanding	64,206	64,070	64,065	65,205		65,749	(1,543)	64,206	65,749	(1,543)

Book value per share	$124.50	$118.32	$104.88	$94.09		$94.92

Per share effect of AOCI	$34.46	$30.99	$20.77	$10.86		$13.78
Book value per share, excluding AOCI	$90.04	$87.33	$84.11	$83.23		$81.14

Shareholder dividends paid	$26,288.3	$23,727.2	$24,018.6	$24,269.1		$24,592.1	$1,696.2	$74,034.1	$69,111.4	$4,922.7
        (1) Effective December 31, 2015, prior period balances have been updated to conform with current period presentation for the adoption of the accounting standard update "Simplifying the Presentation of Debt Issuance Costs".

(2) Includes the effect of significant in force transactions.

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statements (including Operating Income Reconciliations)

	Three Months Ended					Current Qtr	Year-to Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
(USD thousands)	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$2,251,758	$2,346,945	$2,157,005	$2,328,501	$2,089,345	$162,413	$6,755,708	$6,242,240	$513,468
Investment income, net of related expenses	489,727	507,666	417,266	467,468	389,597	100,130	1,414,659	1,267,027	147,632
Investment related gains (losses), net
OTTI on fixed maturity securities	—	(846)	(33,817)	(27,605)	(23,111)	23,111	(34,663)	(29,775)	(4,888)
Other investment related gains (losses), net	86,624	119,110	(87,069)	(17,204)	(88,235)	174,859	118,665	(90,166)	208,831
Total investment related gains (losses), net	86,624	118,264	(120,886)	(44,809)	(111,346)	197,970	84,002	(119,941)	203,943
Other revenue	72,468	66,193	59,183	77,431	71,038	1,430	197,844	200,261	(2,417)
Total revenues	2,900,577	3,039,068	2,512,568	2,828,591	2,438,634	461,943	8,452,213	7,589,587	862,626
Benefits and expenses:
Claims and other policy benefits	1,993,064	1,997,502	1,886,764	2,015,929	1,831,819	161,245	5,877,330	5,473,453	403,877
Interest credited	116,848	95,849	87,905	105,032	34,008	82,840	300,602	231,932	68,670
Policy acquisition costs and other insurance expenses	300,962	405,681	233,763	300,329	249,702	51,260	940,406	827,157	113,249
Other operating expenses	152,556	159,895	157,424	158,556	142,270	10,286	469,875	395,488	74,387
Interest expense	43,063	20,331	32,807	35,820	35,565	7,498	96,201	107,043	(10,842)
Collateral finance and securitization expense	6,484	6,587	6,325	6,182	5,133	1,351	19,396	16,462	2,934
Total benefits and expenses	2,612,977	2,685,845	2,404,988	2,621,848	2,298,497	314,480	7,703,810	7,051,535	652,275
Income before income taxes	287,600	353,223	107,580	206,743	140,137	147,463	748,403	538,052	210,351
Income tax expense	88,881	117,120	31,108	43,616	56,603	32,278	237,109	199,013	38,096
Net income	$198,719	$236,103	$76,472	$163,127	$83,534	$115,185	$511,294	$339,039	$172,255
Pre-tax Operating Income Reconciliation:
Income before income taxes	$287,600	$353,223	$107,580	$206,743	$140,137	$147,463	$748,403	$538,052	$210,351
Investment and derivative losses (gains)—
non-operating (1)	(26,958)	(67,100)	(31,968)	64,034	(35,028)	8,070	(126,026)	(14,448)	(111,578)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(49,078)	(76,966)	92,249	27,201	46,169	(95,247)	(33,795)	71,592	(105,387)
GMXB embedded derivatives (1)	(7,988)	28,137	62,940	(36,437)	95,373	(103,361)	83,089	69,628	13,461
Funds withheld losses (gains)—investment income	(3,322)	(11,657)	(4,983)	246	(2,212)	(1,110)	(19,962)	(16,616)	(3,346)
EIA embedded derivatives—interest credited	42	(17,364)	29,149	(1,412)	(10,995)	11,037	11,827	(11,170)	22,997
DAC offset, net	31,876	64,841	(76,978)	(13,142)	(25,945)	57,821	19,739	(36,083)	55,822
Investment income on unit-linked variable annuities	(5,540)	(2,966)	(408)	—	—	(5,540)	(8,914)	—	(8,914)
Interest credited on unit-linked variable annuities	5,540	2,966	408	—	—	5,540	8,914	—	8,914
Non-investment derivatives	(1,705)	110	(831)	(120)	(383)	(1,322)	(2,426)	2	(2,428)
Operating Income Before Income Taxes	$230,467	$273,224	$177,158	$247,113	$207,116	$23,351	$680,849	$600,957	$79,892
After-tax Operating Income Reconciliation:
Net Income	$198,719	$236,103	$76,472	$163,127	$83,534	$115,185	$511,294	$339,039	$172,255
Investment and derivative losses (gains)—
non-operating (1)	(19,745)	(46,490)	(21,727)	40,203	(22,750)	3,005	(87,962)	(10,183)	(77,779)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(31,901)	(50,028)	59,962	17,680	30,010	(61,911)	(21,967)	46,535	(68,502)
GMXB embedded derivatives (1)	(5,192)	18,289	40,911	(23,684)	61,992	(67,184)	54,008	45,258	8,750
Funds withheld losses (gains)—investment income	(2,159)	(7,577)	(3,239)	161	(1,438)	(721)	(12,975)	(10,801)	(2,174)
EIA embedded derivatives—interest credited	28	(11,287)	18,947	(917)	(7,147)	7,175	7,688	(7,261)	14,949
DAC offset, net	20,719	42,147	(50,036)	(8,542)	(16,865)	37,584	12,830	(23,454)	36,284
Investment income on unit-linked variable annuities	(3,601)	(1,928)	(265)	—	—	(3,601)	(5,794)	—	(5,794)
Interest credited on unit-linked variable annuities	3,601	1,928	265	—	—	3,601	5,794	—	5,794
Non-investment derivatives	(1,108)	71	(540)	(78)	(250)	(858)	(1,577)	1	(1,578)
Operating Income	$159,361	$181,228	$120,750	$187,950	$127,086	$32,275	$461,339	$379,134	$82,205

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Consolidated Operating Income Statements

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
(USD thousands, except per share data)	2016	2016	2016	2015	2015		2016	2015	Change
Revenues:
Net premiums	$2,251,758	$2,346,945	$2,157,005	$2,328,501	$2,089,345	$162,413	$6,755,708	$6,242,240	$513,468
Investment income, net of related expenses	480,865	493,043	411,875	467,714	387,385	93,480	1,385,783	1,250,411	135,372
Investment related gains (losses), net	2,600	2,335	2,335	9,989	(4,832)	7,432	7,270	6,831	439
Other revenue	70,763	66,303	58,352	77,311	70,655	108	195,418	200,263	(4,845)
Total revenues	2,805,986	2,908,626	2,629,567	2,883,515	2,542,553	263,433	8,344,179	7,699,745	644,434

Benefits and expenses:
Claims and other policy benefits	1,993,064	1,997,502	1,886,764	2,015,929	1,831,819	161,245	5,877,330	5,473,453	403,877
Interest credited	111,266	110,247	58,348	106,444	45,003	66,263	279,861	243,102	36,759
Policy acquisition costs and other insurance expenses	269,086	340,840	310,741	313,471	275,647	(6,561)	920,667	863,240	57,427
Other operating expenses	152,556	159,895	157,424	158,556	142,270	10,286	469,875	395,488	74,387
Interest expense	43,063	20,331	32,807	35,820	35,565	7,498	96,201	107,043	(10,842)
Collateral finance and securitization expense	6,484	6,587	6,325	6,182	5,133	1,351	19,396	16,462	2,934
Total benefits and expenses	2,575,519	2,635,402	2,452,409	2,636,402	2,335,437	240,082	7,663,330	7,098,788	564,542

Operating income before income taxes	230,467	273,224	177,158	247,113	207,116	23,351	680,849	600,957	79,892

Operating income tax expense	71,106	91,996	56,408	59,163	80,030	(8,924)	219,510	221,823	(2,313)

Operating income	$159,361	$181,228	$120,750	$187,950	$127,086	$32,275	$461,339	$379,134	$82,205

Wgt. average common shares outstanding (diluted)	64,815	64,796	65,217	66,247	66,882	(2,067)	64,944	67,644	(2,700)

Diluted earnings per share—operating income	$2.46	$2.80	$1.85	$2.84	$1.90	$0.56	$7.10	$5.60	$1.50

Foreign currency effect (1):
Net premiums	$(19,914)	$(43,422)	$(69,340)	$(106,556)	$(145,047)	$125,133	$(132,676)	$(362,358)	$229,682
Operating income before income taxes	$(3,195)	$(4,057)	$(9,742)	$(18,726)	$(15,526)	$12,331	$(16,994)	$(36,059)	$19,065

(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Consolidated Balance Sheets (USD thousands)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2016	2016	2016	2015	2015
Assets
Fixed maturity securities, available-for-sale	$33,536,419	$33,160,976	$31,148,714	$29,642,905	$27,411,788
Mortgage loans on real estate	3,607,700	3,377,039	3,292,496	3,129,951	3,170,002
Policy loans	1,414,963	1,445,410	1,451,857	1,468,796	1,444,009
Funds withheld at interest	5,922,656	5,899,289	5,797,183	5,880,203	5,675,174
Short-term investments	126,702	195,979	431,535	558,284	58,200
Other invested assets	1,777,065	1,682,143	1,368,544	1,298,120	1,187,504
Total investments	46,385,505	45,760,836	43,490,329	41,978,259	38,946,677
Cash and cash equivalents	1,379,693	1,034,329	1,502,082	1,525,275	1,747,692
Accrued investment income	391,837	368,926	364,432	339,452	342,088
Premiums receivable and other reinsurance balances	1,834,362	1,917,844	1,886,293	1,797,504	1,553,093
Reinsurance ceded receivables	694,906	681,425	688,491	637,859	661,185
Deferred policy acquisition costs	3,406,093	3,401,935	3,490,509	3,392,437	3,311,086
Other assets (1)	740,102	711,408	764,488	712,366	1,020,138
Total assets (1)	$54,832,498	$53,876,703	$52,186,624	$50,383,152	$47,581,959

Liabilities and Stockholders’ Equity
Future policy benefits	$19,634,157	$19,605,021	$19,811,921	$19,612,251	$16,574,783
Interest-sensitive contract liabilities	14,217,831	14,024,012	14,087,081	13,663,873	13,699,896
Other policy claims and benefits	4,304,491	4,305,219	4,384,072	4,094,640	3,892,036
Other reinsurance balances	353,426	344,527	397,375	296,899	280,093
Deferred income taxes	3,071,995	2,901,264	2,483,584	2,218,328	2,285,066
Other liabilities	1,321,017	1,157,252	1,106,531	1,165,071	1,405,675
Short-term debt	299,876	299,807	299,739	—	—
Long-term debt (1)	2,788,834	2,788,473	1,997,970	2,297,548	2,297,592
Collateral finance and securitization notes (1)	847,389	870,482	899,482	899,161	905,752
Total liabilities (1)	46,839,016	46,296,057	45,467,755	44,247,771	41,340,893

Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,842,390	1,834,995	1,827,646	1,816,142	1,812,377
Retained earnings	5,039,470	4,870,711	4,668,588	4,620,303	4,482,709
Treasury stock	(1,101,495)	(1,111,225)	(1,108,539)	(1,010,139)	(961,290)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(121,709)	(93,476)	(103,418)	(181,151)	(119,493)
Unrealized appreciation of securities, net of income taxes	2,381,473	2,126,815	1,482,922	935,697	1,071,990
Pension and postretirement benefits, net of income taxes	(47,438)	(47,965)	(49,121)	(46,262)	(46,018)
Total stockholders’ equity	7,993,482	7,580,646	6,718,869	6,135,381	6,241,066
Total liabilities and stockholders’ equity (1)	$54,832,498	$53,876,703	$52,186,624	$50,383,152	$47,581,959

Total stockholders’ equity, excluding AOCI	$5,781,156	$5,595,272	$5,388,486	$5,427,097	$5,334,587

(1) Effective December 31, 2015, prior period balances have been updated to conform with current period presentation for the adoption of the accounting standard update "Simplifying the Presentation of Debt

Issuance Costs".

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional Segment GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$1,277,491	$1,307,395	$1,234,394	$1,370,745	$1,150,936	$126,555	$3,819,280	$3,435,961	$383,319
Investment income, net of related expenses	167,898	182,238	165,023	176,174	154,210	13,688	515,159	460,605	54,554
Investment related gains (losses), net	(3,394)	(882)	(2,100)	493	926	(4,320)	(6,376)	1,813	(8,189)
Other revenue	2,922	5,252	3,500	7,438	6,566	(3,644)	11,674	11,797	(123)
Total revenues	1,444,917	1,494,003	1,400,817	1,554,850	1,312,638	132,279	4,339,737	3,910,176	429,561

Benefits and expenses:
Claims and other policy benefits	1,131,507	1,149,665	1,119,442	1,235,926	1,049,973	81,534	3,400,614	3,130,770	269,844
Interest credited	20,628	20,845	21,400	21,682	20,999	(371)	62,873	55,818	7,055
Policy acquisition costs and other insurance expenses	184,766	182,285	177,078	187,277	158,452	26,314	544,129	486,054	58,075
Other operating expenses	30,935	29,778	31,799	30,482	27,562	3,373	92,512	81,246	11,266
Total benefits and expenses	1,367,836	1,382,573	1,349,719	1,475,367	1,256,986	110,850	4,100,128	3,753,888	346,240

Income before income taxes	$77,081	$111,430	$51,098	$79,483	$55,652	$21,429	$239,609	$156,288	$83,321

Loss and expense ratios:
Claims and other policy benefits	88.6%	87.9%	90.7%	90.2%	91.2%	(2.6)%	89.0%	91.1%	(2.1)%
Policy acquisition costs and other insurance expenses	14.5%	13.9%	14.3%	13.7%	13.8%	0.7%	14.2%	14.1%	0.1%
Other operating expenses	2.4%	2.3%	2.6%	2.2%	2.4%	—%	2.4%	2.4%	—%

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional Segment Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$1,277,491	$1,307,395	$1,234,394	$1,370,745	$1,150,936	$126,555	$3,819,280	$3,435,961	$383,319
Investment income, net of related expenses	167,898	182,238	165,023	176,174	154,210	13,688	515,159	460,605	54,554
Other revenue	2,922	5,252	3,500	7,438	6,566	(3,644)	11,674	11,797	(123)
Total revenues	1,448,311	1,494,885	1,402,917	1,554,357	1,311,712	136,599	4,346,113	3,908,363	437,750

Benefits and expenses:
Claims and other policy benefits	1,131,507	1,149,665	1,119,442	1,235,926	1,049,973	81,534	3,400,614	3,130,770	269,844
Interest credited	20,628	20,845	21,400	21,682	20,999	(371)	62,873	55,818	7,055
Policy acquisition costs and other insurance expenses	184,766	182,285	177,078	187,277	158,452	26,314	544,129	486,054	58,075
Other operating expenses	30,935	29,778	31,799	30,482	27,562	3,373	92,512	81,246	11,266
Total benefits and expenses	1,367,836	1,382,573	1,349,719	1,475,367	1,256,986	110,850	4,100,128	3,753,888	346,240

Operating income before income taxes	$80,475	$112,312	$53,198	$78,990	$54,726	$25,749	$245,985	$154,475	$91,510

Loss and expense ratios:
Claims and other policy benefits	88.6%	87.9%	90.7%	90.2%	91.2%	(2.6)%	89.0%	91.1%	(2.1)%
Policy acquisition costs and other insurance expenses	14.5%	13.9%	14.3%	13.7%	13.8%	0.7%	14.2%	14.1%	0.1%
Other operating expenses	2.4%	2.3%	2.6%	2.2%	2.4%	—%	2.4%	2.4%	—%

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment - Asset Intensive Reinsurance GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$5,369	$5,662	$6,219	$6,018	$5,177	$192	$17,250	$16,159	$1,091
Investment income, net of related expenses	167,683	177,681	117,215	153,445	104,055	63,628	462,579	407,256	55,323
Investment related gains (losses), net	59,661	76,830	(128,551)	(31,218)	(68,990)	128,651	7,940	(87,264)	95,204
Other revenue	23,417	24,555	22,834	23,238	28,973	(5,556)	70,806	82,151	(11,345)
Total revenues	256,130	284,728	17,717	151,483	69,215	186,915	558,575	418,302	140,273

Benefits and expenses:
Claims and other policy benefits	18,927	19,507	19,833	22,605	16,832	2,095	58,267	43,541	14,726
Interest credited	86,742	68,436	62,558	71,756	18,535	68,207	217,736	172,562	45,174
Policy acquisition costs and other insurance expenses	56,497	97,078	(39,656)	19,957	4,773	51,724	113,919	65,803	48,116
Other operating expenses	5,232	5,728	5,812	6,291	4,893	339	16,772	14,324	2,448
Total benefits and expenses	167,398	190,749	48,547	120,609	45,033	122,365	406,694	296,230	110,464

Income (loss) before income taxes	$88,732	$93,979	$(30,830)	$30,874	$24,182	$64,550	$151,881	$122,072	$29,809

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment - Asset Intensive Reinsurance Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$5,369	$5,662	$6,219	$6,018	$5,177	$192	$17,250	$16,159	$1,091
Investment income, net of related expenses	165,388	167,377	112,591	153,504	103,052	62,336	445,356	397,138	48,218
Investment related gains (losses), net	(1)	1	—	(1)	1	(2)	—	1	(1)
Other revenue	23,417	24,555	22,834	23,238	28,973	(5,556)	70,806	82,151	(11,345)
Total revenues	194,173	197,595	141,644	182,759	137,203	56,970	533,412	495,449	37,963

Benefits and expenses:
Claims and other policy benefits	18,927	19,507	19,833	22,605	16,832	2,095	58,267	43,541	14,726
Interest credited	86,700	85,800	33,409	73,168	29,530	57,170	205,909	183,732	22,177
Policy acquisition costs and other insurance expenses	24,621	32,237	37,322	33,099	30,718	(6,097)	94,180	101,886	(7,706)
Other operating expenses	5,232	5,728	5,812	6,291	4,893	339	16,772	14,324	2,448
Total benefits and expenses	135,480	143,272	96,376	135,163	81,973	53,507	375,128	343,483	31,645

Operating income before income taxes	$58,693	$54,323	$45,268	$47,596	$55,230	$3,463	$158,284	$151,966	$6,318

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment - Asset Intensive Reinsurance (Cont'd) (USD millions)

	Three Months Ended
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2016	2016	2016	2015	2015
Annuity account values:

Fixed annuities (deferred)	$5,130	$5,189	$5,210	$4,843	$4,883

Net interest spread (fixed annuities)	2.6%	2.5%	2.1%	2.7%	2.5%

Equity-indexed annuities	$4,374	$4,402	$4,448	$4,509	$4,536

Variable annuities account values
No riders	$739	$732	$753	$782	$791
GMDB only	58	58	60	62	63
GMIB only	5	5	5	5	5
GMAB only	29	29	31	33	33
GMWB only	1,370	1,367	1,386	1,425	1,426
GMDB / WB	342	341	349	359	361
Other	20	20	21	22	22
Total variable annuities account values	$2,563	$2,552	$2,605	$2,688	$2,701

Fair value of liabilities associated with living benefit riders	$276	$284	$255	$192	$229

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$456	$354	$368	$322	$313

Bank-owned life insurance (BOLI)	$568	$565	$562	$559	$556

Other asset-intensive business	$65	$66	$66	$66	$67

Future policy benefits associated with:

Payout annuities	$1,974	$1,978	$1,949	$1,960	$1,919

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment - Financial Reinsurance GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Revenues:
Investment income, net of related expenses	$1,038	$2,386	$2,607	$1,702	$1,438	$(400)	$6,031	$3,777	$2,254
Other revenue	18,967	17,963	18,581	19,133	16,446	2,521	55,511	49,468	6,043
Total revenues	20,005	20,349	21,188	20,835	17,884	2,121	61,542	53,245	8,297

Benefits and expenses:
Policy acquisition costs and other insurance expenses	3,492	3,085	2,568	2,720	2,535	957	9,145	7,473	1,672
Other operating expenses	2,531	2,389	2,686	2,179	3,276	(745)	7,606	6,691	915
Total benefits and expenses	6,023	5,474	5,254	4,899	5,811	212	16,751	14,164	2,587

Income before income taxes	$13,982	$14,875	$15,934	$15,936	$12,073	$1,909	$44,791	$39,081	$5,710

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment - Financial Reinsurance Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Revenues:
Investment income, net of related expenses	$1,038	$2,386	$2,607	$1,702	$1,438	$(400)	$6,031	$3,777	$2,254
Other revenue	18,967	17,963	18,581	19,133	16,446	2,521	55,511	49,468	6,043
Total revenues	20,005	20,349	21,188	20,835	17,884	2,121	61,542	53,245	8,297

Benefits and expenses:
Policy acquisition costs and other insurance expenses	3,492	3,085	2,568	2,720	2,535	957	9,145	7,473	1,672
Other operating expenses	2,531	2,389	2,686	2,179	3,276	(745)	7,606	6,691	915
Total benefits and expenses	6,023	5,474	5,254	4,899	5,811	212	16,751	14,164	2,587

Operating income before income taxes	$13,982	$14,875	$15,934	$15,936	$12,073	$1,909	$44,791	$39,081	$5,710

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.

Reinsurance Group of America, Incorporated Canada Traditional Segment GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$231,154	$240,107	$215,463	$201,384	$200,000	$31,154	$686,724	$637,510	$49,214
Investment income, net of related expenses	45,239	46,859	42,023	42,938	44,492	747	134,121	139,683	(5,562)
Investment related gains (losses), net	3,832	2,285	1,640	1,027	(3,821)	7,653	7,757	(2,530)	10,287
Other revenue	734	(339)	(1,126)	1,131	767	(33)	(731)	1,869	(2,600)
Total revenues	280,959	288,912	258,000	246,480	241,438	39,521	827,871	776,532	51,339

Benefits and expenses:
Claims and other policy benefits	175,618	176,478	172,401	148,543	152,640	22,978	524,497	521,916	2,581
Interest credited	8	7	2	4	5	3	17	14	3
Policy acquisition costs and other insurance expenses	61,019	60,021	57,138	43,226	46,581	14,438	178,178	149,503	28,675
Other operating expenses	10,039	9,097	8,364	10,067	8,140	1,899	27,500	25,564	1,936
Total benefits and expenses	246,684	245,603	237,905	201,840	207,366	39,318	730,192	696,997	33,195

Income before income taxes	$34,275	$43,309	$20,095	$44,640	$34,072	$203	$97,679	$79,535	$18,144

Loss and expense ratios:
Loss ratios (creditor business)	27.0%	32.2%	25.8%	28.2%	34.4%	(7.4)%	28.4%	31.8%	(3.4)%
Loss ratios (excluding creditor business)	93.1%	87.4%	98.5%	82.5%	86.6%	6.5%	92.8%	94.7%	(1.9)%
Claims and other policy benefits / (net premiums + investment income)	63.5%	61.5%	67.0%	60.8%	62.4%	1.1%	63.9%	67.2%	(3.3)%
Policy acquisition costs and other insurance expenses (creditor business)	65.7%	64.3%	66.9%	66.2%	62.1%	3.6%	65.6%	63.1%	2.5%
Policy acquisition costs and other insurance expenses (excluding creditor business)	12.6%	11.8%	12.7%	12.9%	13.7%	(1.1)%	12.4%	13.3%	(0.9)%
Other operating expenses	4.3%	3.8%	3.9%	5.0%	4.1%	0.2%	4.0%	4.0%	—%

Foreign currency effect on (1):
Net premiums	$724	$(11,615)	$(22,010)	$(35,018)	$(40,371)	$41,095	$(32,901)	$(95,342)	$62,441
Income before income taxes	$104	$(2,247)	$(3,129)	$(7,658)	$(6,880)	$6,984	$(5,272)	$(12,680)	$7,408

Creditor reinsurance net premiums	$59,983	$60,275	$54,854	$32,484	$39,462	$20,521	$175,112	$130,145	$44,967

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Traditional Segment Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$231,154	$240,107	$215,463	$201,384	$200,000	$31,154	$686,724	$637,510	$49,214
Investment income, net of related expenses	44,212	45,506	41,664	43,125	43,283	929	131,382	133,185	(1,803)
Investment related gains, net	1,208	1,236	1,268	1,286	1,109	99	3,712	3,158	554
Other revenue	734	(339)	(1,126)	1,131	767	(33)	(731)	1,869	(2,600)
Total revenues	277,308	286,510	257,269	246,926	245,159	32,149	821,087	775,722	45,365

Benefits and expenses:
Claims and other policy benefits	175,618	176,478	172,401	148,543	152,640	22,978	524,497	521,916	2,581
Interest credited	8	7	2	4	5	3	17	14	3
Policy acquisition costs and other insurance expenses	61,019	60,021	57,138	43,226	46,581	14,438	178,178	149,503	28,675
Other operating expenses	10,039	9,097	8,364	10,067	8,140	1,899	27,500	25,564	1,936
Total benefits and expenses	246,684	245,603	237,905	201,840	207,366	39,318	730,192	696,997	33,195

Operating income before income taxes	$30,624	$40,907	$19,364	$45,086	$37,793	$(7,169)	$90,895	$78,725	$12,170

Loss and expense ratios:
Loss ratios (creditor business)	27.0%	32.2%	25.8%	28.2%	34.4%	(7.4)%	28.4%	31.8%	(3.4)%
Loss ratios (excluding creditor business)	93.1%	87.4%	98.5%	82.5%	86.6%	6.5%	92.8%	94.7%	(1.9)%
Claims and other policy benefits / (net premiums + investment income)	63.8%	61.8%	67.0%	60.8%	62.7%	1.1%	64.1%	67.7%	(3.6)%
Policy acquisition costs and other insurance expenses (creditor business)	65.7%	64.3%	66.9%	66.2%	62.1%	3.6%	65.6%	63.1%	2.5%
Policy acquisition costs and other insurance expenses (excluding creditor business)	12.6%	11.8%	12.7%	12.9%	13.7%	(1.1)%	12.4%	13.3%	(0.9)%
Other operating expenses	4.3%	3.8%	3.9%	5.0%	4.1%	0.2%	4.0%	4.0%	—%

Foreign currency effect on (1):
Net premiums	$724	$(11,615)	$(22,010)	$(35,018)	$(40,371)	$41,095	$(32,901)	$(95,342)	$62,441
Operating income before income taxes	$104	$(2,130)	$(3,701)	$(7,795)	$(7,644)	$7,748	$(5,727)	$(12,856)	$7,129

Creditor reinsurance net premiums	$59,983	$60,275	$54,854	$32,484	$39,462	$20,521	$175,112	$130,145	$44,967

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Non-Traditional Segment (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$9,946	$10,192	$8,951	$9,002	$9,275	$671	$29,089	$28,967	$122
Investment income, net of related expenses	1,037	228	384	328	230	807	1,649	1,108	541
Other revenue	1,376	1,434	1,349	1,332	1,535	(159)	4,159	4,297	(138)
Total revenues	12,359	11,854	10,684	10,662	11,040	1,319	34,897	34,372	525

Benefits and expenses:
Claims and other policy benefits	10,567	8,834	9,604	6,708	7,340	3,227	29,005	22,543	6,462
Policy acquisition costs and other insurance expenses	285	513	204	145	152	133	1,002	407	595
Other operating expenses	347	379	284	389	291	56	1,010	940	70
Total benefits and expenses	11,199	9,726	10,092	7,242	7,783	3,416	31,017	23,890	7,127

Income before income taxes	$1,160	$2,128	$592	$3,420	$3,257	$(2,097)	$3,880	$10,482	$(6,602)

Foreign currency effect on (2):
Net premiums	$33	$(491)	$(915)	$(1,570)	$(1,872)	$1,905	$(1,373)	$(4,408)	$3,035
Income before income taxes	$(9)	$(106)	$(575)	$(623)	$(659)	$650	$(690)	$(1,307)	$617

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) The Canada non-traditional segment includes longevity and financial reinsurance transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Non-Traditional Segment (1) Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$9,946	$10,192	$8,951	$9,002	$9,275	$671	$29,089	$28,967	$122
Investment income, net of related expenses	1,037	228	384	328	230	807	1,649	1,108	541
Other revenue	1,376	1,434	1,349	1,332	1,535	(159)	4,159	4,297	(138)
Total revenues	12,359	11,854	10,684	10,662	11,040	1,319	34,897	34,372	525

Benefits and expenses:
Claims and other policy benefits	10,567	8,834	9,604	6,708	7,340	3,227	29,005	22,543	6,462
Policy acquisition costs and other insurance expenses	285	513	204	145	152	133	1,002	407	595
Other operating expenses	347	379	284	389	291	56	1,010	940	70
Total benefits and expenses	11,199	9,726	10,092	7,242	7,783	3,416	31,017	23,890	7,127

Operating income before income taxes	$1,160	$2,128	$592	$3,420	$3,257	$(2,097)	$3,880	$10,482	$(6,602)

Foreign currency effect on (2):
Net premiums	$33	$(491)	$(915)	$(1,570)	$(1,872)	$1,905	$(1,373)	$(4,408)	$3,035
Operating income before income taxes	$(9)	$(106)	$(575)	$(623)	$(659)	$650	$(690)	$(1,307)	$617

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) The Canada non-traditional segment includes longevity and financial reinsurance transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional Segment GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$275,514	$286,861	$276,435	$299,938	$276,111	$(597)	$838,810	$821,602	$17,208
Investment income, net of related expenses	13,067	13,321	12,168	14,123	12,066	1,001	38,556	37,247	1,309
Investment related gains (losses), net	—	—	5	7,527	(6,878)	6,878	5	870	(865)
Other revenue	489	1,460	1,026	5,380	3,051	(2,562)	2,975	4,055	(1,080)
Total revenues	289,070	301,642	289,634	326,968	284,350	4,720	880,346	863,774	16,572

Benefits and expenses:
Claims and other policy benefits	241,763	252,336	251,243	260,874	232,473	9,290	745,342	708,722	36,620
Interest credited	—	—	—	8,126	(6,798)	6,798	—	1,503	(1,503)
Policy acquisition costs and other insurance expenses	14,133	17,550	14,782	19,171	17,680	(3,547)	46,465	43,871	2,594
Other operating expenses	24,659	24,922	24,725	25,938	25,085	(426)	74,306	74,127	179
Total benefits and expenses	280,555	294,808	290,750	314,109	268,440	12,115	866,113	828,223	37,890

Income (loss) before income taxes	$8,515	$6,834	$(1,116)	$12,859	$15,910	$(7,395)	$14,233	$35,551	$(21,318)

Loss and expense ratios:
Claims and other policy benefits	87.7%	88.0%	90.9%	87.0%	84.2%	3.5%	88.9%	86.3%	2.6%
Policy acquisition costs and other insurance expenses	5.1%	6.1%	5.3%	6.4%	6.4%	(1.3)%	5.5%	5.3%	0.2%
Other operating expenses	9.0%	8.7%	8.9%	8.6%	9.1%	(0.1)%	8.9%	9.0%	(0.1)%

Foreign currency effect on (1):
Net premiums	$(32,564)	$(20,223)	$(23,009)	$(24,499)	$(29,879)	$(2,685)	$(75,796)	$(94,735)	$18,939
Income before income taxes	$157	$45	$(184)	$(1,285)	$(783)	$940	$18	$(2,867)	$2,885

Critical illness net premiums	$49,531	$53,805	$53,643	$58,610	$58,069	$(8,538)	$156,979	$174,566	$(17,587)

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional Segment Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$275,514	$286,861	$276,435	$299,938	$276,111	$(597)	$838,810	$821,602	$17,208
Investment income, net of related expenses	13,067	13,321	12,168	14,123	12,066	1,001	38,556	37,247	1,309
Investment related gains (losses), net	—	—	—	7,527	(7,167)	7,167	—	532	(532)
Other revenue	489	1,460	1,026	5,380	3,051	(2,562)	2,975	4,055	(1,080)
Total revenues	289,070	301,642	289,629	326,968	284,061	5,009	880,341	863,436	16,905

Benefits and expenses:
Claims and other policy benefits	241,763	252,336	251,243	260,874	232,473	9,290	745,342	708,722	36,620
Interest credited	—	—	—	8,126	(6,798)	6,798	—	1,503	(1,503)
Policy acquisition costs and other insurance expenses	14,133	17,550	14,782	19,171	17,680	(3,547)	46,465	43,871	2,594
Other operating expenses	24,659	24,922	24,725	25,938	25,085	(426)	74,306	74,127	179
Total benefits and expenses	280,555	294,808	290,750	314,109	268,440	12,115	866,113	828,223	37,890

Operating income (loss) before income taxes	$8,515	$6,834	$(1,121)	$12,859	$15,621	$(7,106)	$14,228	$35,213	$(20,985)

Loss and expense ratios:
Claims and other policy benefits	87.7%	88.0%	90.9%	87.0%	84.2%	3.5%	88.9%	86.3%	2.6%
Policy acquisition costs and other insurance expenses	5.1%	6.1%	5.3%	6.4%	6.4%	(1.3)%	5.5%	5.3%	0.2%
Other operating expenses	9.0%	8.7%	8.9%	8.6%	9.1%	(0.1)%	8.9%	9.0%	(0.1)%

Foreign currency effect on (1):
Net premiums	$(32,564)	$(20,223)	$(23,009)	$(24,499)	$(29,879)	$(2,685)	$(75,796)	$(94,735)	$18,939
Operating income before income taxes	$157	$46	$(194)	$(1,285)	$(716)	$873	$9	$(2,787)	$2,796

Critical illness net premiums	$49,531	$53,805	$53,643	$58,610	$58,069	$(8,538)	$156,979	$174,566	$(17,587)

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Non-Traditional Segment (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$47,018	$43,484	$35,606	$47,152	$44,584	$2,434	$126,108	$124,678	$1,430
Investment income, net of related expenses	33,187	33,417	28,684	23,468	17,305	15,882	95,288	49,964	45,324
Investment related gains (losses), net	8,159	1,468	(1,004)	9,261	8	8,151	8,623	909	7,714
Other revenue	11,388	2,608	4,470	6,863	7,341	4,047	18,466	24,371	(5,905)
Total revenues	99,752	80,977	67,756	86,744	69,238	30,514	248,485	199,922	48,563

Benefits and expenses:
Claims and other policy benefits	45,805	44,004	36,443	52,064	37,923	7,882	126,252	109,853	16,399
Interest credited	5,540	2,966	408	—	—	5,540	8,914	—	8,914
Policy acquisition costs and other insurance expenses	(304)	723	(193)	(325)	(511)	207	226	(775)	1,001
Other operating expenses	4,925	5,815	5,674	6,860	2,592	2,333	16,414	10,544	5,870
Total benefits and expenses	55,966	53,508	42,332	58,599	40,004	15,962	151,806	119,622	32,184

Income before income taxes	$43,786	$27,469	$25,424	$28,145	$29,234	$14,552	$96,679	$80,300	$16,379

Foreign currency effect on (2):
Net premiums	$(8,262)	$(3,127)	$(2,022)	$(2,062)	$(3,394)	$(4,868)	$(13,411)	$(10,500)	$(2,911)
Income before income taxes	$(6,193)	$(1,991)	$(1,924)	$(1,807)	$(2,854)	$(3,339)	$(10,108)	$(9,465)	$(643)

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) The Europe, Middle East and Africa's Non-Traditional segment includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Non-Traditional Segment (1) Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$47,018	$43,484	$35,606	$47,152	$44,584	$2,434	$126,108	$124,678	$1,430
Investment income, net of related expenses	27,647	30,451	28,276	23,468	17,305	10,342	86,374	49,964	36,410
Other revenue	9,706	2,735	3,653	6,758	6,953	2,753	16,094	24,287	(8,193)
Total revenues	84,371	76,670	67,535	77,378	68,842	15,529	228,576	198,929	29,647

Benefits and expenses:
Claims and other policy benefits	45,805	44,004	36,443	52,064	37,923	7,882	126,252	109,853	16,399
Policy acquisition costs and other insurance expenses	(304)	723	(193)	(325)	(511)	207	226	(775)	1,001
Other operating expenses	4,925	5,815	5,674	6,860	2,592	2,333	16,414	10,544	5,870
Total benefits and expenses	50,426	50,542	41,924	58,599	40,004	10,422	142,892	119,622	23,270

Operating income before income taxes	$33,945	$26,128	$25,611	$18,779	$28,838	$5,107	$85,684	$79,307	$6,377

Foreign currency effect on (2):
Net premiums	$(8,262)	$(3,127)	$(2,022)	$(2,062)	$(3,394)	$(4,868)	$(13,411)	$(10,500)	$(2,911)
Operating income before income taxes	$(4,742)	$(1,819)	$(1,978)	$(1,441)	$(2,780)	$(1,962)	$(8,539)	$(9,387)	$848

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) The Europe, Middle East and Africa's non-traditional segment includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Traditional Segment GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$404,451	$454,629	$374,142	$388,663	$400,322	$4,129	$1,233,222	$1,162,923	$70,299
Investment income, net of related expenses	21,273	20,461	19,867	20,276	19,626	1,647	61,601	60,273	1,328
Investment related gains (losses), net	—	—	14	1,706	(1,706)	1,706	14	(1,706)	1,720
Other revenue	1,923	2,481	176	553	3,728	(1,805)	4,580	5,669	(1,089)
Total revenues	427,647	477,571	394,199	411,198	421,970	5,677	1,299,417	1,227,159	72,258

Benefits and expenses:
Claims and other policy benefits	365,115	338,447	274,298	284,269	333,739	31,376	977,860	924,715	53,145
Policy acquisition costs and other insurance expenses	4,157	67,908	44,367	49,747	41,982	(37,825)	116,432	138,229	(21,797)
Other operating expenses	38,553	36,734	34,374	39,767	34,973	3,580	109,661	95,976	13,685
Total benefits and expenses	407,825	443,089	353,039	373,783	410,694	(2,869)	1,203,953	1,158,920	45,033

Income before income taxes	$19,822	$34,482	$41,160	$37,415	$11,276	$8,546	$95,464	$68,239	$27,225

Loss and Expense Ratios:
Claims and other policy benefits	90.3%	74.4%	73.3%	73.1%	83.4%	6.9%	79.3%	79.5%	(0.2)%
Policy acquisition costs and other insurance expenses	1.0%	14.9%	11.9%	12.8%	10.5%	(9.5)%	9.4%	11.9%	(2.5)%
Other operating expenses	9.5%	8.1%	9.2%	10.2%	8.7%	0.8%	8.9%	8.3%	0.6%

Foreign currency effect on (1):
Net premiums	$20,095	$(7,741)	$(21,627)	$(43,034)	$(69,139)	$89,234	$(9,273)	$(155,139)	$145,866
Income before income taxes	$331	$506	$(2,735)	$(4,686)	$(119)	$450	$(1,898)	$(3,348)	$1,450

Critical illness net premiums	$100,641	$113,297	$98,389	$81,271	$86,341	$14,300	$312,327	$231,328	$80,999

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Traditional Segment Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$404,451	$454,629	$374,142	$388,663	$400,322	$4,129	$1,233,222	$1,162,923	$70,299
Investment income, net of related expenses	21,273	20,461	19,867	20,276	19,626	1,647	61,601	60,273	1,328
Investment related losses, net	—	—	(2)	—	—	—	(2)	—	(2)
Other revenue	1,923	2,481	176	553	3,728	(1,805)	4,580	5,669	(1,089)
Total revenues	427,647	477,571	394,183	409,492	423,676	3,971	1,299,401	1,228,865	70,536

Benefits and expenses:
Claims and other policy benefits	365,115	338,447	274,298	284,269	333,739	31,376	977,860	924,715	53,145
Policy acquisition costs and other insurance expenses	4,157	67,908	44,367	49,747	41,982	(37,825)	116,432	138,229	(21,797)
Other operating expenses	38,553	36,734	34,374	39,767	34,973	3,580	109,661	95,976	13,685
Total benefits and expenses	407,825	443,089	353,039	373,783	410,694	(2,869)	1,203,953	1,158,920	45,033

Operating income before income taxes	$19,822	$34,482	$41,144	$35,709	$12,982	$6,840	$95,448	$69,945	$25,503

Loss and Expense Ratios:
Claims and other policy benefits	90.3%	74.4%	73.3%	73.1%	83.4%	6.9%	79.3%	79.5%	(0.2)%
Policy acquisition costs and other insurance expenses	1.0%	14.9%	11.9%	12.8%	10.5%	(9.5)%	9.4%	11.9%	(2.5)%
Other operating expenses	9.5%	8.1%	9.2%	10.2%	8.7%	0.8%	8.9%	8.3%	0.6%

Foreign currency effect on (1):
Net premiums	$20,095	$(7,741)	$(21,627)	$(43,034)	$(69,139)	$89,234	$(9,273)	$(155,139)	$145,866
Operating income before income taxes	$331	$506	$(2,748)	$(4,204)	$(601)	$932	$(1,911)	$(3,830)	$1,919

Critical illness net premiums	$100,641	$113,297	$98,389	$81,271	$86,341	$14,300	$312,327	$231,328	$80,999

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Non-Traditional Segment (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$743	$(1,493)	$5,686	$5,487	$2,807	$(2,064)	$4,936	$13,987	$(9,051)
Investment income, net of related expenses	5,827	5,885	6,374	6,659	4,482	1,345	18,086	12,019	6,067
Investment related gains (losses), net	6,108	6,527	1,687	671	(175)	6,283	14,322	(1,202)	15,524
Other revenue	6,359	6,126	6,324	5,698	4,306	2,053	18,809	13,262	5,547
Total revenues	19,037	17,045	20,071	18,515	11,420	7,617	56,153	38,066	18,087

Benefits and expenses:
Claims and other policy benefits	3,777	8,237	3,473	4,951	903	2,874	15,487	11,344	4,143
Interest credited	3,308	3,136	3,030	3,095	1,023	2,285	9,474	1,376	8,098
Policy acquisition costs and other insurance expenses	1,482	1,667	1,287	1,297	292	1,190	4,436	1,257	3,179
Other operating expenses	2,921	4,078	3,728	3,705	3,790	(869)	10,727	9,937	790
Total benefits and expenses	11,488	17,118	11,518	13,048	6,008	5,480	40,124	23,914	16,210

Income (loss) before income taxes	$7,549	$(73)	$8,553	$5,467	$5,412	$2,137	$16,029	$14,152	$1,877

Foreign currency effect on (2):
Net premiums	$60	$(225)	$243	$(373)	$(392)	$452	$78	$(2,234)	$2,312
Income before income taxes	$917	$233	$778	$(587)	$(1,624)	$2,541	$1,928	$(2,320)	$4,248

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) The Asia Pacific non-traditional segment includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Non-Traditional Segment (1) Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$743	$(1,493)	$5,686	$5,487	$2,807	$(2,064)	$4,936	$13,987	$(9,051)
Investment income, net of related expenses	5,827	5,885	6,374	6,659	4,482	1,345	18,086	12,019	6,067
Investment related gains, net	825	602	576	654	706	119	2,003	1,714	289
Other revenue	6,359	6,126	6,324	5,698	4,306	2,053	18,809	13,262	5,547
Total revenues	13,754	11,120	18,960	18,498	12,301	1,453	43,834	40,982	2,852

Benefits and expenses:
Claims and other policy benefits	3,777	8,237	3,473	4,951	903	2,874	15,487	11,344	4,143
Interest credited	3,308	3,136	3,030	3,095	1,023	2,285	9,474	1,376	8,098
Policy acquisition costs and other insurance expenses	1,482	1,667	1,287	1,297	292	1,190	4,436	1,257	3,179
Other operating expenses	2,921	4,078	3,728	3,705	3,790	(869)	10,727	9,937	790
Total benefits and expenses	11,488	17,118	11,518	13,048	6,008	5,480	40,124	23,914	16,210

Operating income (loss) before income taxes	$2,266	$(5,998)	$7,442	$5,450	$6,293	$(4,027)	$3,710	$17,068	$(13,358)

Foreign currency effect on (2):
Net premiums	$60	$(225)	$243	$(373)	$(392)	$452	$78	$(2,234)	$2,312
Operating income before income taxes	$451	$(113)	$323	$(774)	$(1,719)	$2,170	$661	$(2,784)	$3,445

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) The Asia Pacific non-traditional segment includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Corporate and Other Segment GAAP Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$72	$108	$109	$112	$133	$(61)	$289	$453	$(164)
Investment income, net of related expenses	33,478	25,190	22,921	28,355	31,693	1,785	81,589	95,095	(13,506)
Investment related gains (losses), net	12,258	32,036	7,423	(34,276)	(30,710)	42,968	51,717	(30,831)	82,548
Other revenue	4,893	4,653	2,049	6,665	(1,675)	6,568	11,595	3,322	8,273
Total revenues	50,701	61,987	32,502	856	(559)	51,260	145,190	68,039	77,151

Benefits and expenses:
Claims and other policy benefits	(15)	(6)	27	(11)	(4)	(11)	6	49	(43)
Interest credited	622	459	507	369	244	378	1,588	659	929
Policy acquisition costs and other insurance income	(24,565)	(25,149)	(23,812)	(22,886)	(22,234)	(2,331)	(73,526)	(64,665)	(8,861)
Other operating expenses	32,414	40,975	39,978	32,878	31,668	746	113,367	76,139	37,228
Interest expense	43,063	20,331	32,807	35,820	35,565	7,498	96,201	107,043	(10,842)
Collateral finance and securitization expense	6,484	6,587	6,325	6,182	5,133	1,351	19,396	16,462	2,934
Total benefits and expenses	58,003	43,197	55,832	52,352	50,372	7,631	157,032	135,687	21,345

Income (loss) before income taxes	$(7,302)	$18,790	$(23,330)	$(51,496)	$(50,931)	$43,629	$(11,842)	$(67,648)	$55,806

Foreign currency effect (1):
Income before income taxes	$294	$(1,941)	$(1,409)	$(2,642)	$(1,122)	$1,416	$(3,056)	$(3,436)	$380

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Corporate and Other Segment Operating Income Statements (USD thousands)

	Three Months Ended					Current	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Qtr vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Revenues:
Net premiums	$72	$108	$109	$112	$133	$(61)	$289	$453	$(164)
Investment income, net of related expenses	33,478	25,190	22,921	28,355	31,693	1,785	81,589	95,095	(13,506)
Investment related gains, net	568	496	493	523	519	49	1,557	1,426	131
Other revenue	4,870	4,636	2,035	6,650	(1,670)	6,540	11,541	3,408	8,133
Total revenues	38,988	30,430	25,558	35,640	30,675	8,313	94,976	100,382	(5,406)

Benefits and expenses:
Claims and other policy benefits	(15)	(6)	27	(11)	(4)	(11)	6	49	(43)
Interest credited	622	459	507	369	244	378	1,588	659	929
Policy acquisition costs and other insurance income	(24,565)	(25,149)	(23,812)	(22,886)	(22,234)	(2,331)	(73,526)	(64,665)	(8,861)
Other operating expenses	32,414	40,975	39,978	32,878	31,668	746	113,367	76,139	37,228
Interest expense	43,063	20,331	32,807	35,820	35,565	7,498	96,201	107,043	(10,842)
Collateral finance and securitization expense	6,484	6,587	6,325	6,182	5,133	1,351	19,396	16,462	2,934
Total benefits and expenses	58,003	43,197	55,832	52,352	50,372	7,631	157,032	135,687	21,345

Operating income (loss) before income taxes	(19,015)	(12,767)	(30,274)	(16,712)	(19,697)	682	(62,056)	(35,305)	(26,751)

Foreign currency effect (1):
Operating income before income taxes	$513	$(442)	$(868)	$(2,604)	$(1,407)	$1,920	$(797)	$(3,108)	$2,311

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Summary of Segment GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015		2016	2015	Change
U.S. and Latin America:
Traditional	$77,081	$111,430	$51,098	$79,483	$55,652	$21,429	$239,609	$156,288	$83,321
Non-Traditional:
Asset Intensive	88,732	93,979	(30,830)	30,874	24,182	64,550	151,881	122,072	29,809
Financial Reinsurance	13,982	14,875	15,934	15,936	12,073	1,909	44,791	39,081	5,710
Total U.S. and Latin America	179,795	220,284	36,202	126,293	91,907	87,888	436,281	317,441	118,840
Canada:
Canada Traditional	34,275	43,309	20,095	44,640	34,072	203	97,679	79,535	18,144
Canada Non-Traditional	1,160	2,128	592	3,420	3,257	(2,097)	3,880	10,482	(6,602)
Total Canada	35,435	45,437	20,687	48,060	37,329	(1,894)	101,559	90,017	11,542
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	8,515	6,834	(1,116)	12,859	15,910	(7,395)	14,233	35,551	(21,318)
Europe, Middle East and Africa Non-Traditional	43,786	27,469	25,424	28,145	29,234	14,552	96,679	80,300	16,379
Total Europe, Middle East and Africa	52,301	34,303	24,308	41,004	45,144	7,157	110,912	115,851	(4,939)
Asia Pacific:
Asia Pacific Traditional	19,822	34,482	41,160	37,415	11,276	8,546	95,464	68,239	27,225
Asia Pacific Non-Traditional	7,549	(73)	8,553	5,467	5,412	2,137	16,029	14,152	1,877
Total Asia Pacific	27,371	34,409	49,713	42,882	16,688	10,683	111,493	82,391	29,102
Corporate and Other	(7,302)	18,790	(23,330)	(51,496)	(50,931)	43,629	(11,842)	(67,648)	55,806
Consolidated Income before Income Taxes	$287,600	$353,223	$107,580	$206,743	$140,137	$147,463	$748,403	$538,052	$210,351

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.

Reinsurance Group of America, Incorporated Summary of Segment Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015		2016	2015	Change
U.S. and Latin America:
Traditional	$80,475	$112,312	$53,198	$78,990	$54,726	$25,749	$245,985	$154,475	$91,510
Non-Traditional:
Asset Intensive	58,693	54,323	45,268	47,596	55,230	3,463	158,284	151,966	6,318
Financial Reinsurance	13,982	14,875	15,934	15,936	12,073	1,909	44,791	39,081	5,710
Total U.S. and Latin America	153,150	181,510	114,400	142,522	122,029	31,121	449,060	345,522	103,538
Canada:
Canada Traditional	30,624	40,907	19,364	45,086	37,793	(7,169)	90,895	78,725	12,170
Canada Non-Traditional	1,160	2,128	592	3,420	3,257	(2,097)	3,880	10,482	(6,602)
Total Canada	31,784	43,035	19,956	48,506	41,050	(9,266)	94,775	89,207	5,568
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	8,515	6,834	(1,121)	12,859	15,621	(7,106)	14,228	35,213	(20,985)
Europe, Middle East and Africa Non-Traditional	33,945	26,128	25,611	18,779	28,838	5,107	85,684	79,307	6,377
Total Europe, Middle East and Africa	42,460	32,962	24,490	31,638	44,459	(1,999)	99,912	114,520	(14,608)
Asia Pacific:
Asia Pacific Traditional	19,822	34,482	41,144	35,709	12,982	6,840	95,448	69,945	25,503
Asia Pacific Non-Traditional	2,266	(5,998)	7,442	5,450	6,293	(4,027)	3,710	17,068	(13,358)
Total Asia Pacific	22,088	28,484	48,586	41,159	19,275	2,813	99,158	87,013	12,145
Corporate and Other	(19,015)	(12,767)	(30,274)	(16,712)	(19,697)	682	(62,056)	(35,305)	(26,751)
Consolidated Operating Income before Income Taxes	$230,467	$273,224	$177,158	$247,113	$207,116	$23,351	$680,849	$600,957	$79,892

See appendix for reconciliation of GAAP income before income taxes to operating income before income taxes.

Reinsurance Group of America, Incorporated Investments (USD thousands) Cash and Invested Assets

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2016	2016	2016	2015	2015
Fixed maturity securities, available-for-sale	$33,536,419	$33,160,976	$31,148,714	$29,642,905	$27,411,788
Mortgage loans on real estate	3,607,700	3,377,039	3,292,496	3,129,951	3,170,002
Policy loans	1,414,963	1,445,410	1,451,857	1,468,796	1,444,009
Funds withheld at interest	5,922,656	5,899,289	5,797,183	5,880,203	5,675,174
Short-term investments	126,702	195,979	431,535	558,284	58,200
Other invested assets	1,777,065	1,682,143	1,368,544	1,298,120	1,187,504
Cash and cash equivalents	1,379,693	1,034,329	1,502,082	1,525,275	1,747,692
Total cash and invested assets	$47,765,198	$46,795,165	$44,992,411	$43,503,534	$40,694,369

Investment Income and Yield Summary

	Three Months Ended						Current Qtr vs. PY Quarter	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,		Sept. 30,		Sept. 30,	Sept. 30,
	2016	2016	2016	2015		2015		2016	2015	Change
Average invested assets at amortized cost (1)	$24,128,430	$23,216,459	$22,379,003	$21,552,560		$20,988,046	$3,140,384	$22,982,245	$20,783,655	$2,198,590
Net investment income (1)	$263,111	$268,747	$245,299	$262,660		$240,168	$22,943	$777,157	$739,538	$37,619
Annualized investment yield (ratio of net investment income to average invested assets) (1)	4.43%	4.71%	4.46%	4.96%	(2)	4.66%	-0.23%	4.53%	4.77%	-0.24%

(1) Excludes spread-related business (e.g. coinsurance of annuities).
(2) Includes the cumulative effective of income related to a funds withheld transaction executed in the fourth quarter of 2015, retroactive to the beginning of the year.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Amortized Cost, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity and Equity Securities
(Excludes Funds Withheld Portfolios)

September 30, 2016
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$18,762,648	$1,498,816	$96,616	$20,164,848	60.2%	$—
Canadian and Canadian provincial governments	2,598,625	1,541,754	—	4,140,379	12.3%	—
Residential mortgage-backed securities	1,247,677	67,854	3,839	1,311,692	3.9%	(300)
Asset-backed securities	1,388,263	13,706	19,395	1,382,574	4.1%	275
Commercial mortgage-backed securities	1,402,249	73,402	618	1,475,033	4.4%	(1,609)
U.S. government and agencies	1,479,295	80,402	161	1,559,536	4.7%	—
State and political subdivisions	549,669	72,598	4,418	617,849	1.8%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,669,470	220,274	5,236	2,884,508	8.6%	—
Total fixed maturity securities	$30,097,896	$3,568,806	$130,283	$33,536,419	100.0%	$(1,634)

Non-redeemable preferred stock	$56,944	$2,512	$6,604	$52,852	12.6%
Other equity securities	360,839	7,013	456	367,396	87.4%
Total equity securities	$417,783	$9,525	$7,060	$420,248	100.0%

December 31, 2015
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$17,575,507	$599,718	$467,069	$17,708,156	59.7%	$—
Canadian and Canadian provincial governments	2,469,009	1,110,282	2,532	3,576,759	12.1%	—
Residential mortgage-backed securities	1,277,998	45,152	11,673	1,311,477	4.4%	(300)
Asset-backed securities	1,219,000	12,052	18,376	1,212,676	4.1%	354
Commercial mortgage-backed securities	1,456,848	37,407	11,168	1,483,087	5.0%	(1,609)
U.S. government and agencies	1,423,791	15,586	57,718	1,381,659	4.7%	—
State and political subdivisions	480,067	40,014	9,067	511,014	1.7%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,420,757	78,964	41,644	2,458,077	8.3%	—
Total fixed maturity securities	$28,322,977	$1,939,175	$619,247	$29,642,905	100.0%	$(1,555)

Non-redeemable preferred stock	$85,645	$7,837	$5,962	$87,520	69.5%
Other equity securities	40,584	—	2,242	38,342	30.5%
Total equity securities	$126,229	$7,837	$8,204	$125,862	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Corporate Fixed Maturities Securities by Sector (Excludes Funds Withheld Portfolios)

	September 30, 2016				December 31, 2015
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$4,148,648	$4,363,327	21.8%	A-	$3,557,406	$3,641,125	20.5%	A-
Brokerage/asset managers/exchanges	400,252	428,406	2.1%	A	315,848	327,477	1.8%	A
Finance companies	121,742	130,694	0.6%	A-	68,996	70,947	0.4%	BBB-
Insurance	1,201,312	1,292,041	6.4%	A-	877,691	908,752	5.1%	A-
REITs	557,980	594,973	3.0%	BBB+	524,424	540,120	3.1%	BBB+
Other finance	100,824	106,754	0.5%	BBB+	64,426	66,623	0.4%	A-
Total financial institutions	$6,530,758	$6,916,195	34.4%		$5,408,791	$5,555,044	31.3%
Industrials
Basic	$892,323	$951,840	4.7%	BBB	$937,498	$894,466	5.1%	BBB
Capital goods	1,002,552	1,057,647	5.2%	BBB+	1,090,670	1,091,523	6.2%	BBB+
Communications	1,828,975	1,999,455	9.9%	BBB	1,891,983	1,912,375	10.8%	BBB
Consumer cyclical	1,065,703	1,140,431	5.7%	BBB+	1,015,183	1,028,521	5.8%	BBB+
Consumer noncyclical	1,931,379	2,129,698	10.6%	A-	1,762,018	1,805,347	10.2%	A-
Energy	1,873,902	1,979,153	9.8%	BBB+	2,064,824	1,922,366	10.9%	BBB+
Technology	673,034	712,706	3.5%	A	569,174	574,280	3.2%	A-
Transportation	859,228	932,491	4.6%	A-	763,055	777,939	4.4%	A-
Other industrial	114,393	124,811	0.6%	BBB+	117,021	123,100	0.7%	BBB+
Total industrials	$10,241,489	$11,028,232	54.6%		$10,211,426	$10,129,917	57.3%
Utilities
Electric	$1,437,040	$1,581,464	7.8%	A-	$1,395,335	$1,444,368	8.2%	BBB+
Natural gas	325,547	365,055	1.8%	A-	315,826	323,206	1.8%	A-
Other utility	227,814	273,902	1.4%	A-	244,129	255,621	1.4%	A-
Total utilities	$1,990,401	$2,220,421	11.0%		$1,955,290	$2,023,195	11.4%
Total	$18,762,648	$20,164,848	100.0%	BBB+	$17,575,507	$17,708,156	100.0%	BBB+

(1) The Average Credit Rating designations are based on the weighted average ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by S&P. In instances where a S&P rating is not available, the Company will reference the rating provided by Moody’s, and in the absence of both the Company will assign equivalent ratings based on information from the National

Association of Insurance Commissioners (NAIC).

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Ratings of Fixed Maturity Securities (Excludes Funds Withheld Portfolios)

		September 30, 2016			June 30, 2016			March 31, 2016			December 31, 2015			September 30, 2015
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$19,794,556	$22,594,066	67.3%	$19,755,011	$22,392,311	67.5%	$18,511,837	$20,516,462	65.9%	$17,801,017	$19,231,535	64.8%	$16,479,884	$18,012,729	65.7%
2	BBB	8,660,225	9,296,652	27.7%	8,679,819	9,130,971	27.5%	8,813,991	9,005,192	28.9%	8,838,444	8,830,172	29.8%	7,567,172	7,691,301	28.1%
3	BB	1,010,694	1,027,001	3.1%	1,012,092	1,018,629	3.1%	1,096,165	1,057,763	3.4%	1,054,449	1,001,614	3.4%	1,061,245	1,015,762	3.7%
4	B	451,456	441,887	1.3%	456,457	431,649	1.3%	402,872	372,795	1.2%	399,417	359,591	1.2%	414,775	389,089	1.4%
5	CCC	157,857	151,182	0.5%	143,675	135,927	0.4%	178,537	165,491	0.5%	207,351	197,498	0.7%	261,015	246,211	0.9%
6	In or near default	23,108	25,631	0.1%	29,830	51,489	0.2%	31,872	31,011	0.1%	22,299	22,495	0.1%	60,704	56,696	0.2%
	Total	$30,097,896	$33,536,419	100.0%	$30,076,884	$33,160,976	100.0%	$29,035,274	$31,148,714	100.0%	$28,322,977	$29,642,905	100.0%	$25,844,795	$27,411,788	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology.

All other securities will continue to utilize the NRSRO ratings, as available, or equivalent rating based on information from the NAIC.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. ‘BBB’ includes ‘BBB+’, ‘BBB’, and ‘BBB-’).

Structured Fixed Maturity Securities

	September 30, 2016		June 30, 2016		March 31, 2016		December 31, 2015		September 30, 2015
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$590,881	$642,041	$601,728	$659,526	$593,662	$642,617	$602,524	$634,077	$614,272	$657,066
Non-agency	656,796	669,651	623,990	633,252	737,232	738,280	675,474	677,400	619,886	626,394
Total residential mortgage-backed securities	1,247,677	1,311,692	1,225,718	1,292,778	1,330,894	1,380,897	1,277,998	1,311,477	1,234,158	1,283,460
Commercial mortgage-backed securities	1,402,249	1,475,033	1,441,091	1,507,693	1,466,500	1,508,183	1,456,848	1,483,087	1,441,845	1,491,951
Asset-backed securities	1,388,263	1,382,574	1,377,736	1,356,677	1,319,616	1,289,381	1,219,000	1,212,676	1,055,760	1,061,372
Total	$4,038,189	$4,169,299	$4,044,545	$4,157,148	$4,117,010	$4,178,461	$3,953,846	$4,007,240	$3,731,763	$3,836,783

Reinsurance Group of America, Incorporated Investments (USD thousands) Gross Unrealized Losses Aging Fixed Maturity Securities

	September 30, 2016		June 30, 2016		March 31, 2016		December 31, 2015		September 30, 2015
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$85,446	62.2%	$148,844	74.9%	$272,450	70.5%	$458,676	73.1%	$359,324	79.5%
20% or more for less than six months	12,551	9.1%	7,248	3.7%	68,067	17.6%	140,568	22.4%	69,197	15.3%
20% or more for six months or greater	32,286	23.5%	34,078	17.2%	36,949	9.6%	20,003	3.2%	14,480	3.2%
Total	$130,283	94.8%	$190,170	95.8%	$377,466	97.7%	$619,247	98.7%	$443,001	98.0%

Equity Securities

	September 30, 2016		June 30, 2016		March 31, 2016		December 31, 2015		September 30, 2015
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$2,588	1.9%	$1,794	0.9%	$2,678	0.7%	$4,433	0.7%	$4,127	0.9%
20% or more for less than six months	—	0.0%	1,685	0.8%	1,672	0.4%	1,927	0.3%	3,687	0.8%
20% or more for six months or greater	4,472	3.3%	4,903	2.5%	4,714	1.2%	1,844	0.3%	1,243	0.3%
Total	$7,060	5.2%	$8,382	4.2%	$9,064	2.3%	$8,204	1.3%	$9,057	2.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturities and Equity Securities Below Amortized Cost (Excludes Funds Withheld Portfolios)

	As of September 30, 2016
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$775,973	$11,522	$567,398	$29,794	$1,343,371	$41,316
Canadian and Canadian provincial governments	—	—	—	—	—	—
Residential mortgage-backed securities	85,970	593	107,240	3,236	193,210	3,829
Asset-backed securities	341,260	4,816	314,518	11,488	655,778	16,304
Commercial mortgage-backed securities	51,965	193	22,415	425	74,380	618
U.S. government and agencies	86,499	161	—	—	86,499	161
State and political subdivisions	53,229	841	13,141	3,577	66,370	4,418
Other foreign government, supranational, and foreign government-sponsored enterprises	131,702	1,077	51,862	2,340	183,564	3,417
Total investment grade securities	$1,526,598	$19,203	$1,076,574	$50,860	$2,603,172	$70,063

Below investment grade securities:
Corporate securities	$314,962	$9,132	$168,865	$46,168	$483,827	$55,300
Residential mortgage-backed securities	—	—	369	10	369	10
Asset-backed securities	5,858	731	14,707	2,360	20,565	3,091
Commercial mortgage-backed securities	—	—	—	—	—	—
Other foreign government, supranational, and foreign government-sponsored enterprises	6,194	22	42,501	1,797	48,695	1,819
Total below investment grade securities	327,014	9,885	226,442	50,335	553,456	60,220
Total fixed maturity securities	$1,853,612	$29,088	$1,303,016	$101,195	$3,156,628	$130,283

Equity securities:
Non-redeemable preferred stock	$3,413	$96	$23,786	$6,508	$27,199	$6,604
Other equity securities	96,635	210	6,806	246	103,441	456
Total equity securities	$100,048	$306	$30,592	$6,754	$130,640	$7,060

	As of December 31, 2015
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$6,388,148	$323,961	$294,755	$40,861	$6,682,903	$364,822
Canadian and Canadian provincial governments	122,746	2,532	—	—	122,746	2,532
Residential mortgage-backed securities	452,297	7,036	82,314	4,057	534,611	11,093
Asset-backed securities	581,701	9,825	199,298	7,100	780,999	16,925
Commercial mortgage-backed securities	514,877	9,806	31,177	997	546,054	10,803
U.S. government and agencies	1,010,387	57,718	—	—	1,010,387	57,718
State and political subdivisions	157,837	5,349	13,016	3,718	170,853	9,067
Other foreign government, supranational, and foreign government-sponsored enterprises	702,962	18,279	38,379	4,206	741,341	22,485
Total investment grade securities	$9,930,955	$434,506	$658,939	$60,939	$10,589,894	$495,445

Below investment grade securities:
Corporate securities	$554,688	$71,171	$114,427	$31,076	$669,115	$102,247
Residential mortgage-backed securities	22,646	282	7,679	298	30,325	580
Asset-backed securities	6,772	201	9,335	1,250	16,107	1,451
Commercial mortgage-backed securities	3,253	248	767	117	4,020	365
Other foreign government, supranational, and foreign government-sponsored enterprises	60,668	7,356	31,693	11,803	92,361	19,159
Total below investment grade securities	648,027	79,258	163,901	44,544	811,928	123,802
Total fixed maturity securities	$10,578,982	$513,764	$822,840	$105,483	$11,401,822	$619,247

Equity securities:
Non-redeemable preferred stock	$12,331	$2,175	$12,191	$3,787	$24,522	$5,962
Other equity securities	38,327	2,242	—	—	38,327	2,242
Total equity securities	$50,658	$4,417	$12,191	$3,787	$62,849	$8,204

Reinsurance Group of America, Incorporated Investments (USD thousands) Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,		Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015		2016	2015	Change
Fixed maturity and equity securities:
Other-than-temporary impairment losses on fixed maturities	$—	$(846)	$(33,817)	$(27,605)	$(23,111)	$23,111	$(34,663)	$(29,775)	$(4,888)
Gain on investment activity	46,346	53,615	27,192	20,077	13,792	32,554	127,153	53,002	74,151
Loss on investment activity	(9,054)	(22,556)	(11,787)	(21,636)	(22,186)	13,132	(43,397)	(50,257)	6,860
Net gain (loss) on fixed maturity and equity securities	37,292	30,213	(18,412)	(29,164)	(31,505)	68,797	49,093	(27,030)	76,123

Other impairment losses and change in mortgage loan provision	(262)	211	(2,060)	(2,292)	(636)	374	(2,111)	(4,661)	2,550
Other non-derivative gain (loss), net	4,754	5,123	4,057	11,824	(2,006)	6,760	13,934	16,345	(2,411)

Free-standing derivatives:
Credit default swaps	6,672	3,518	3,346	1,253	(8,407)	15,079	13,536	(5,936)	19,472
Interest rate swaps - non-hedged	4,122	41,500	62,527	(9,271)	42,014	(37,892)	108,149	29,629	78,520
Interest rate swaps - hedged	—	—	—	—	—	—	—	7	(7)
Foreign currency swaps - hedged (1)	1,606	(2,395)	(4,562)	2,983	(2,135)	3,741	(5,351)	(2,135)	(3,216)
Futures	(11,677)	(7,557)	(11,051)	(6,822)	16,655	(28,332)	(30,285)	7,141	(37,426)
CPI swaps	76	(520)	(180)	(55)	(250)	326	(624)	(153)	(471)
Equity options	(13,648)	(3,225)	(2,703)	(21,376)	15,149	(28,797)	(19,576)	4,477	(24,053)
Currency forwards	507	3,577	2,500	(214)	707	(200)	6,584	(946)	7,530
Bond forwards	116	(1,010)	841	(911)	610	(494)	(53)	1,265	(1,318)
Interest rate options	—	—	—	—	—	—	—	3,276	(3,276)
Total free-standing derivatives	(12,226)	33,888	50,718	(34,413)	64,343	(76,569)	72,380	36,625	35,755

Embedded derivatives:
Modified coinsurance and funds withheld treaties	49,078	76,966	(92,249)	(27,201)	(46,169)	95,247	33,795	(71,592)	105,387
GMXB	7,988	(28,137)	(62,940)	36,437	(95,373)	103,361	(83,089)	(69,628)	(13,461)
Total embedded derivatives	57,066	48,829	(155,189)	9,236	(141,542)	198,608	(49,294)	(141,220)	91,926

Net gain (loss) on total derivatives	44,840	82,717	(104,471)	(25,177)	(77,199)	122,039	23,086	(104,595)	127,681

Total investment related gains (losses), net	$86,624	$118,264	$(120,886)	$(44,809)	$(111,346)	$197,970	$84,002	$(119,941)	$203,943

(1) The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net gains (losses) on total derivatives.

Appendix

Reconciliations of GAAP Income Statements to Operating Income Statements

Reinsurance Group of America, Incorporated Reconciliation of GAAP Income Statements to Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
U.S. & Latin America Traditional
Income before income taxes	$77,081	$111,430	$51,098	$79,483	$55,652	$21,429	$239,609	$156,288	$83,321
Investment and derivative gains (losses) - non-operating (1)	(69)	1	65	203	(1)	(68)	(3)	(2)	(1)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	3,463	881	2,035	(696)	(925)	4,388	6,379	(1,811)	8,190
Operating income before income taxes	$80,475	$112,312	$53,198	$78,990	$54,726	$25,749	$245,985	$154,475	$91,510

U.S. & Latin America Asset Intensive
Income (loss) before income taxes	$88,732	$93,979	$(30,830)	$30,874	$24,182	$64,550	$151,881	$122,072	$29,809
Investment and derivative gains (losses) - non-operating (1)	867	(27,119)	(24,603)	39,757	(73,476)	74,343	(50,855)	(55,766)	4,911
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(52,541)	(77,847)	90,214	27,897	47,094	(99,635)	(40,174)	73,403	(113,577)
GMXB embedded derivatives (1)	(7,988)	28,137	62,940	(36,437)	95,373	(103,361)	83,089	69,628	13,461
Funds withheld gains (losses) - investment income	(2,295)	(10,304)	(4,624)	59	(1,003)	(1,292)	(17,223)	(10,118)	(7,105)
EIA embedded derivatives - interest credited	42	(17,364)	29,149	(1,412)	(10,995)	11,037	11,827	(11,170)	22,997
DAC offset, net	31,876	64,841	(76,978)	(13,142)	(25,945)	57,821	19,739	(36,083)	55,822
Operating income before income taxes	$58,693	$54,323	$45,268	$47,596	$55,230	$3,463	$158,284	$151,966	$6,318

U.S. & Latin America Financial Reinsurance
Income before income taxes	$13,982	$14,875	$15,934	$15,936	$12,073	$1,909	$44,791	$39,081	$5,710
Operating income before income taxes	$13,982	$14,875	$15,934	$15,936	$12,073	$1,909	$44,791	$39,081	$5,710

Total U.S. & Latin America
Income before income taxes	$179,795	$220,284	$36,202	$126,293	$91,907	$87,888	$436,281	$317,441	$118,840
Investment and derivative gains (losses) - non-operating (1)	798	(27,118)	(24,538)	39,960	(73,477)	74,275	(50,858)	(55,768)	4,910
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(49,078)	(76,966)	92,249	27,201	46,169	(95,247)	(33,795)	71,592	(105,387)
GMXB embedded derivatives (1)	(7,988)	28,137	62,940	(36,437)	95,373	(103,361)	83,089	69,628	13,461
Funds withheld gains (losses) - investment income	(2,295)	(10,304)	(4,624)	59	(1,003)	(1,292)	(17,223)	(10,118)	(7,105)
EIA embedded derivatives - interest credited	42	(17,364)	29,149	(1,412)	(10,995)	11,037	11,827	(11,170)	22,997
DAC offset, net	31,876	64,841	(76,978)	(13,142)	(25,945)	57,821	19,739	(36,083)	55,822
Operating income before income taxes	$153,150	$181,510	$114,400	$142,522	$122,029	$31,121	$449,060	$345,522	$103,538

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliation of GAAP Income Statements to Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Canada Traditional
Income before income taxes	$34,275	$43,309	$20,095	$44,640	$34,072	$203	$97,679	$79,535	$18,144
Investment and derivative gains (losses) - non-operating (1)	(2,624)	(1,049)	(372)	259	4,930	(7,554)	(4,045)	5,688	(9,733)
Funds withheld gains (losses) - investment income	(1,027)	(1,353)	(359)	187	(1,209)	182	(2,739)	(6,498)	3,759
Operating income before income taxes	$30,624	$40,907	$19,364	$45,086	$37,793	$(7,169)	$90,895	$78,725	$12,170

Canada Non-Traditional
Income before income taxes	$1,160	$2,128	$592	$3,420	$3,257	$(2,097)	$3,880	$10,482	$(6,602)
Operating income before income taxes	$1,160	$2,128	$592	$3,420	$3,257	$(2,097)	$3,880	$10,482	$(6,602)

Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$8,515	$6,834	$(1,116)	$12,859	$15,910	$(7,395)	$14,233	$35,551	$(21,318)
Investment and derivative gains (losses) - non-operating (1)	—	—	(5)	—	(289)	289	(5)	(338)	333
Operating income (loss) before income taxes	$8,515	$6,834	$(1,121)	$12,859	$15,621	$(7,106)	$14,228	$35,213	$(20,985)

Europe, Middle East and Africa Non-Traditional
Income before income taxes	$43,786	$27,469	$25,424	$28,145	$29,234	$14,552	$96,679	$80,300	$16,379
Investment and derivative gains (losses) - non-operating (1)	(8,159)	(1,468)	1,004	(9,261)	(8)	(8,151)	(8,623)	(909)	(7,714)
Investment income on unit-linked variable annuities	(5,540)	(2,966)	(408)	—	—	(5,540)	(8,914)	—	(8,914)
Interest credited on unit-linked variable annuities	5,540	2,966	408	—	—	5,540	8,914	—	8,914
Non-investment derivatives	(1,682)	127	(817)	(105)	(388)	(1,294)	(2,372)	(84)	(2,288)
Operating income before income taxes	$33,945	$26,128	$25,611	$18,779	$28,838	$5,107	$85,684	$79,307	$6,377

Asia Pacific Traditional
Income before income taxes	$19,822	$34,482	$41,160	$37,415	$11,276	$8,546	$95,464	$68,239	$27,225
Investment and derivative gains (losses) - non-operating (1)	—	—	(16)	(1,706)	1,706	(1,706)	(16)	1,706	(1,722)
Operating income before income taxes	$19,822	$34,482	$41,144	$35,709	$12,982	$6,840	$95,448	$69,945	$25,503

Asia Pacific Non-Traditional
Income (loss) before income taxes	$7,549	$(73)	$8,553	$5,467	$5,412	$2,137	$16,029	$14,152	$1,877
Investment and derivative gains (losses) - non-operating (1)	(5,283)	(5,925)	(1,111)	(17)	881	(6,164)	(12,319)	2,916	(15,235)
Operating income (loss) before income taxes	$2,266	$(5,998)	$7,442	$5,450	$6,293	$(4,027)	$3,710	$17,068	$(13,358)

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliation of GAAP Income Statements to Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr	Year-to-Date
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	vs. PY	Sept. 30,	Sept. 30,
	2016	2016	2016	2015	2015	Quarter	2016	2015	Change
Corporate and Other Segment
Income (loss) before income taxes	$(7,302)	$18,790	$(23,330)	$(51,496)	$(50,931)	$43,629	$(11,842)	$(67,648)	$55,806
Investment and derivative gains (losses) - non-operating (1)	(11,690)	(31,540)	(6,930)	34,799	31,229	(42,919)	(50,160)	32,257	(82,417)
Non-investment derivatives	(23)	(17)	(14)	(15)	5	(28)	(54)	86	(140)
Operating income (loss) before income taxes	$(19,015)	$(12,767)	$(30,274)	$(16,712)	$(19,697)	$682	$(62,056)	$(35,305)	$(26,751)

Consolidated
Income before income taxes	$287,600	$353,223	$107,580	$206,743	$140,137	$147,463	$748,403	$538,052	$210,351
Investment and derivative gains (losses) - non-operating (1)	(26,958)	(67,100)	(31,968)	64,034	(35,028)	8,070	(126,026)	(14,448)	(111,578)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(49,078)	(76,966)	92,249	27,201	46,169	(95,247)	(33,795)	71,592	(105,387)
GMXB embedded derivatives (1)	(7,988)	28,137	62,940	(36,437)	95,373	(103,361)	83,089	69,628	13,461
Funds withheld gains (losses) - investment income	(3,322)	(11,657)	(4,983)	246	(2,212)	(1,110)	(19,962)	(16,616)	(3,346)
EIA embedded derivatives - interest credited	42	(17,364)	29,149	(1,412)	(10,995)	11,037	11,827	(11,170)	22,997
DAC offset, net	31,876	64,841	(76,978)	(13,142)	(25,945)	57,821	19,739	(36,083)	55,822
Investment income on unit-linked variable annuities	(5,540)	(2,966)	(408)	—	—	(5,540)	(8,914)	—	(8,914)
Interest credited on unit-linked variable annuities	5,540	2,966	408	—	—	5,540	8,914	—	8,914
Non-investment derivatives	(1,705)	110	(831)	(120)	(383)	(1,322)	(2,426)	2	(2,428)
Operating income before income taxes	$230,467	$273,224	$177,158	$247,113	$207,116	$23,351	$680,849	$600,957	$79,892

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

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